EXHIBIT 10.39
                          FIRST AMENDMENT TO AGREEMENT

      THIS FIRST AMENDMENT TO AGREEMENT (the "First Amendment") is made and entered into as of this the 22nd day of April, 1997 by and among Zeotech Industries, Inc., Ed Hemsted, KJM Capital Corp., Keith J. McKenzie, Kent E. Lovelace, Jr., LS Capital Corporation, a Delaware corporation ("LS Capital"), Griffin Gold Group, Inc., also a Delaware corporation ("Griffin"), and Douglas Schmitt ("Schmitt"). For all purposes hereof, the preceding parties (other than Schmitt) are referred to hereinafter as the "Remaining Parties."

                                    Recitals

         WHEREAS, W.D. Groves ("Groves") and the Remaining Parties entered into an Agreement (the "Agreement") dated October 31, 1996 regarding the contribution of certain mining claims to Griffin, the issuance of certain shares of stock in Griffin, the issuance of certain shares of stock in LS Capital, additional capital contributions to Griffin, the registration with the United States Securities and Exchange Commission of certain shares of stock in Griffin owned by LS Capital, the declaration by LS Capital of an in-kind dividend to its stockholders of the shares so registered, and various additional matters;

         WHEREAS, during April 1997, Groves executed a Release and Partial Termination Agreement pursuant to which he terminated his status as a party to the Agreement and all of his rights, liabilities, obligations, duties or responsibilities with respect thereto;

         WHEREAS, Schmitt will receive shares of common stock in Griffin upon the satisfaction of certain performance standards set forth in a separate agreement, and the Remaining Parties require Schmitt to become a party to the Agreement for certain matters, and Schmitt is willing to become a party to the Agreement for certain matters; and

         WHEREAS, all of the parties named above desire to amend the Agreement upon the terms, provisions and conditions set forth hereinafter;

                                                     Agreement

         NOW, THEREFORE, in consideration of the mutual covenants and agreements of the undersigned parties to amend the Agreement, the undersigned parties agree as follows (all undefined, capitalized terms used herein shall have the meanings assigned to such terms in the Agreement):

         1.       Amendments to the Agreement.

                  a. The Agreement is hereby amended in all relevant respects so that all

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references to Grove be and hereby are deleted.

                  b. The Agreement is hereby amended so that the two references to "April 30, 1997" in Section 4 of the Agreement and the one reference to "April 30, 1997" in Section 8 of the Agreement shall refer to "July 31, 1997."

                  c. The Agreement is hereby amended in the following respects with respect to Schmitt, effective immediately upon Schmitt's acquiring any shares of common stock in Griffin:

                           (i) Schmitt shall be a "Contributor" for purposes of, and shall be subject to all terms, provisions and conditions of,
         Section 2(c) of the Agreement for all purposes whatsoever;

                           (ii) Schmitt shall be deemed to have made all the representations and warranties contained in Section 5(a) (if Schmitt is a non-U.S. resident) or all the representations and warranties contained in Section 5(b) (if Schmitt is a U.S. resident);

                           (iii) Schmitt shall be subject to all of the consequences of termination of the Agreement as set forth in the introductory language of Section 8 and in Section 8(a) and Section 8(d);

                           (iv) Schmitt shall be subject to the terms and provisions of Section 9(a) with regard to survival of representations and warranties and to the terms, provisions and conditions of Section 9(b) as an indemnifying party and Section 9(c) as an indemnified party;

                           (v) Schmitt shall be subject to terms, provisions and conditions of Section 10(a) as an indemnifying party, Section 10(b) as an indemnified party, and the procedure set forth in Section 10(c); and

                           (vi) Schmitt shall be subject to general terms, provisions and conditions of Section 11.

         2. Miscellaneous. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this First Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this First Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this First Amendment. This First Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]
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         IN WITNESS  WHEREOF,  the  undersigned  have set their  hands  hereunto effective as of the first date written above.

ZEOTECH INDUSTRIES, INC.

By: /S/ Ed Hemsted, by power of attorney                      /S/ Ed Hemsted
                                                              Ed Hemsted
Name Printed: Ed Hemsted

Title: President


KJM CAPITAL CORP.

By:/S/ K.J. McKenzie                                 /S/ K.J. McKenzie
                                                     Keith J. McKenzie
Name Printed: Keith J. McKenzie

Title: President


GRIFFIN GOLD GROUP, INC.


By: /S/ Paul J. Montle                                /S/Kent E. Lovelace, Jr.
                                                     Kent E. Lovelace, Jr.
Name Printed: Paul J Montle

Title: Vice President


LS CAPITAL CORPORATION

By: /S/ Paul J. Montle                               /S/ Douglas Schmitt
                                                              Douglas Schmitt
Name Printed: Paul J Montle

Title: President

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                                   CERTIFICATE

         Each of the undersigned hereby certifies and acknowledges that the undersigned has signed and executed the foregoing agreement with multiple original signature pages at separate locations to be effective immediately upon signing and that the transmission of a telecopier facsimile of their respective signatures, each to the other, shall be sufficient to cause the mutual delivery of this executed agreement in order to bind the parties and make the agreement effective upon the date of signing. It is further certified, acknowledged and agreed that the original signature pages are to be circulated hereafter but that the failure of any party to obtain the original signature pages hereafter shall not affect the validity and effectiveness of this agreement which is effective from and after the execution by all parties and the transmission by telecopier facsimile of the signature of all parties, each to the other.

         IN WITNESS WHEREOF, the parties hereto have signed their names hereto as of the first date written above.

ZEOTECH INDUSTRIES, INC.

By: /S/ Ed Hemsted, by power of attorney                      /S/ Ed Hemsted
                                                              Ed Hemsted
Name Printed: Ed Hemsted

Title: President


KJM CAPITAL CORP.

By:/S/ K.J. McKenzie                                 /S/ K.J. McKenzie
                                                     Keith J. McKenzie
Name Printed: Keith J. McKenzie

Title: President


GRIFFIN GOLD GROUP, INC.


By: /S/ Paul J. Montle                                /S/Kent E. Lovelace, Jr.
                                                     Kent E. Lovelace, Jr.
Name Printed: Paul J Montle

Title: Vice President



LS CAPITAL CORPORATION

By: /S/ Paul J. Montle                               /S/ Douglas Schmitt
                                                              Douglas Schmitt


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Name Printed: Paul J Montle

Title: President